Felicitas Private Markets Fund

Consolidated Schedule of Investments

September 30, 2023 (Unaudited)

Investments at Fair Value	Principal Balance/Shares	Initial Acquistion Date	Cost	Fair Value
Investments in Private Investment Funds(a) - 89.1%
United States - 66.3%
Private Credit - 18.2%
Banner Ridge DSCO Fund I, LP(b)(c)(d)	-	1/8/2021	$1,662,010	$2,841,396
Crestline Portfolio Financing Fund (US), L.L.C.(b)(c)	-	4/30/2018	1,164,049	1,057,978
Crestline Portfolio Financing Fund II (US), L.P(b)(c)	-	8/27/2021	872,119	970,076
Crestline Praeter, L.P. – Fulcrum(b)(c)	-	12/15/2020	510,988	-
FPA WhiteHawk III Onshore Fund, L.P.(b)(c)	-	12/15/2021	1,742,741	1,926,169
GACP II, L.P.(b)(c)	-	6/21/2018	21,518	368,367
Golub Capital BDC 3, Inc.(c)	200,355	7/23/2021	3,006,957	2,981,167
Kayne Anderson BDC, Inc.(c)	46,857	4/22/2021	744,936	829,616
LBR Co-Invest Debtco, L.P.(b)(c)	-	9/10/2018	11,179	20,898
Nuveen Churchill Private Capital Income Fund(b)(c)	-	9/28/2023	2,000,000	2,000,000
Pathlight Capital Fund I LP(b)(c)	-	3/1/2019	1,306,971	1,403,169
TerraCotta Credit Fund L.P.(b)(c)	-	1/31/2019	2,000,290	2,038,785
Thorofare Asset Based Lending Fund V, L.P.(b)(c)	-	3/24/2020	3,001,412	3,004,423
Total Private Credit			18,045,170	19,442,044

Private Equity - 27.4%
Arrowroot Protecht, L.P.(b)(c)	-	1/27/2022	2,103,288	2,828,607
Awz Manager II, Inc(c)	10	7/14/2022	-	1
Awz Pentera II LLC(b)(c)	-	7/1/2022	1,013,663	1,796,827
CapitalSpring Investment Partners VI Parallel II, LP(b)(c)	-	4/1/2022	1,639,183	1,645,931
Dugout Funding LLC(b)	-	12/19/2019	-	-
Ironsides Direct Investment Fund V, L.P.(b)(c)(d)	-	5/26/2020	803,781	1,412,990
LBR Co-Invest Equityco, LLC(b)(c)	-	9/10/2018	206,454	425,105
Levine Leichtman Capital Partners VI, L.P. (Series A)(b)(c)	-	2/20/2018	8,498,961	12,689,106
Levine Leichtman Capital Partners VI, L.P. (Series B)(b)(c)	-	2/20/2018	944,327	1,410,005
LV Acadian, LP(b)(c)	-	6/18/2018	-	1,401
NPC KeepTruckin, LLC(b)(c)	-	4/29/2021	262,500	274,213
NPC Opportunity Fund, L.P.(b)(c)	-	10/28/2020	903,900	947,246
Peregrine Select Fund II, L.P.(b)(c)	-	6/21/2021	1,201,741	1,225,594
Signal Peak Ventures III CIV-A, L.P.(b)(c)	-	1/3/2022	1,003,689	1,161,118
Signal Peak Ventures IV, L.P.(b)(c)	-	9/26/2022	990,000	927,144
StepStone Private Venture and Growth Fund(b)(c)	-	9/28/2023	2,000,000	2,000,000
TSC Co-Invest L.P.(b)(c)	-	9/3/2020	183,297	534,664
Total Private Equity			21,754,784	29,279,952

Real Estate - 7.3%
13th Floor Fund IV, LP(b)(c)(d)	-	11/30/2020	373,849	629,379
EGH Investors LLC (Series A)(b)(d)	-	12/19/2019	1,348,950	1,759,394
EGH Investors LLC (Series B)(b)	-	12/19/2019	226,466	295,382
LL-MS City Place Blocker 2, LLC(b)(c)	-	3/11/2021	613,689	1,015,721
LL-MS City Place Blocker, LLC (b)(c)	-	3/11/2021	610,642	1,016,128
LL-MS Covington Blocker, LLC(b)(c)	-	11/3/2020	303,911	811,270
LL-MS Fabian Way Blocker, LLC(b)(c)	-	11/6/2020	657,820	524,419
LL-MS Management Blocker, LLC(b)(c)	-	11/20/2020	194,370	155,000
LL-MS Troy Court Blocker, LLC(b)(c)	-	11/23/2020	579,470	1,441,329
Total Real Estate			4,909,167	7,648,022

Secondary Funds - 13.4%
Banner Ridge Secondary Fund III Co, LP (Class A)(b)(c)(d)	-	1/13/2020	1,012,783	1,129,568
Banner Ridge Secondary Fund III Co, LP (Class B)(b)(c)(d)	-	1/13/2020	178,729	199,336
Banner Ridge Secondary Fund III (T), LP(b)(c)(d)	-	9/27/2019	892,900	2,556,021
Banner Ridge Secondary Fund IV (T), LP(b)(c)(d)	-	6/16/2021	3,768,635	6,874,047
Inspiration Ventures Secondary Fund I, L.P.(b)(c)	-	6/21/2019	-	404,449
OCP Chimera LP(b)(c)	-	6/26/2019	-	330,800
Second Alpha Partners IV, L.P.(b)(c)	-	7/1/2018	599,780	1,407,793
Second Alpha Partners V, L.P.(b)(c)	-	9/28/2021	296,151	339,933
VCFA Venture Partners VI, L.P.(b)(c)	-	7/9/2019	490,281	957,816
Total Secondary Funds			7,239,259	14,199,763
Total United States			51,948,380	70,569,781

Cayman Islands - 5.1%
Private Credit - 1.1%
Banner Ridge DSCO Fund I (Offshore), LP(b)(c)	-	1/8/2021	418,391	701,212
Banner Ridge DSCO Fund II (Offshore), LP(b)(c)	-	7/29/2022	4,580	79,272
Crestline Portfolio Financing Fund Offshore, L.P.(b)(c)	-	4/30/2018	129,627	116,717
Crestline Portfolio Financing Fund II (TE/FNT), L.P.(b)(c)	-	8/27/2021	218,040	242,642
Total Private Credit			770,638	1,139,843

Private Equity - 1.7%
Ironsides Offshore Direct Investment Fund V, L.P.(b)(c)	-	5/29/2020	141,844	248,285
Jupiter SPV LP(b)(c)	-	1/21/2022	1,146,645	1,596,387
Total Private Equity			1,288,489	1,844,672

Secondary Funds - 2.3%
Banner Ridge Secondary Fund III (Offshore), LP(b)(c)	-	9/27/2019	191,927	477,351
Banner Ridge Secondary Fund IV Offshore, LP(b)(c)	-	6/30/2021	942,412	1,717,469
Banner Ridge Secondary Fund V Offshore, LP(b)(c)	-	9/28/2023	232,481	232,481
Total Secondary Funds			1,366,820	2,427,301
Total Cayman Islands			3,425,947	5,411,816

Guernsey - 0.0%
Private Credit - 0.00%(e)
PDC Opportunities V LP(b)(c)	-	12/30/2019	-	21,386

Luxembourg - 13.4%
Private Credit - 0.0%
17Capital Co-Invest (A) SCSp(b)(c)	-	5/26/2021	106,404	2,806

Private Equity - 13.4%
ACE Buyout IV (Lux) SCSp SICAV-RAIF(b)(c)	-	12/16/2021	4,779,968	7,637,737
NE Fund II SCSp(b)(c)	-	1/28/2022	1,596,257	3,131,999
NE Pulse SCSp(b)	-	10/19/2022	978,415	1,380,826
The Evolution Technology Fund II SCSp(b)(c)	-	9/29/2021	1,577,289	2,138,783
Total Private Equity			8,931,929	14,289,345
Total Luxembourg			9,038,333	14,292,151

United Kingdom - 4.3%
Private Equity - 4.3%
Albion Growth Opportunities LP(b)(c)	-	7/6/2021	1,140,049	1,701,682
European Liquidity Solutions III Limited Partnership(b)(c)	-	10/6/2021	2,691,041	2,827,369
Total Private Equity			3,831,090	4,529,051
Total Investments in Private Investment Funds			68,243,750	94,824,185

Investments in Private Operating Companies(a) - 2.1%
Israel - 2.1%
Private Equity - 2.1%
I.G.M.R Research Ltd. – Ordinary Shares	7,193	9/30/2022	173,206	172,540
I.G.M.R Research Ltd. – Preferred B Shares	2,710	9/30/2022	73,166	73,138
I.G.M.R Research Ltd. – Preferred B-1 Shares	54,389	9/30/2022	1,631,300	1,630,679
I.G.M.R Research Ltd. – Preferred Ordinary A-1 Shares	739	9/30/2022	18,837	18,830
I.G.M.R Research Ltd. – Preferred Ordinary A-3 Shares	18,423	9/30/2022	469,689	469,510
I.G.M.R Research Ltd. – Preferred Ordinary A-4 Shares	2,168	9/30/2022	55,281	55,260
Total Private Equity			2,421,479	2,419,957

Loans(a) - 2.7%
United States - 2.7%
Loans - 2.7%
CXI Valley I LLC - Promissory Note, 0%, November 15, 2025	789,543	5/15/2023	789,543	664,000
Cypress REIT, LLC – Term Loan, 20% PIK, July 24, 2023	4,353,173	5/24/2019	2,439,191	-
Cypress REIT, LLC – Delayed Draw Term Loan, 20% PIK, July 24, 2023	1,864,482	5/24/2019	1,044,716	-
Cypress REIT, LLC – Priority Term Loan 14% PIK, July 24, 2023	156,839	7/22/2021	87,881	-
Venerable Loan 12% PIK, October 27, 2024	2,000,000	10/12/2021	1,714,713	2,181,891
Total Loans			6,076,044	2,845,891

Total Investments at Fair Value - 93.9%			$76,741,273	$100,090,033

Other Assets in Excess of Liabilities - 6.1%				6,354,001
Total Net Assets - 100%				$106,444,034

PIK — Paid-in-Kind Interest

(a)	Investment restricted for resale.

(b)	Private investment fund does not issue shares or units.

(c)	Investment valued using net asset value per share (or its equivalent) as a practical expedient.

(d)	All or a portion of this security is held through Felicitas Private Markets Fund Blocker, LLC.

(e)	Less than 0.005%.

See accompanying notes to schedule of investments.

Felicitas Private Markets Fund

Notes to Schedule of Investments

September 30, 2023 (Unaudited)

1. Fair Value — Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, defined in FASB ASC 820, Fair Value Measurements (“ASC 820”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 — Inputs that are unobservable and significant to the entire fair value measurement.

Investments in private investment funds measured using net asset value as practical expedient are not categorized within the fair value hierarchy.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy in which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

2. Fair Value — Valuation Techniques and Inputs

The Fund calculates its NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Fund values its investments in private Investment Funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act). In accordance with the Valuation Procedures, fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private Investment Fund in accordance with the private Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private Investment Fund will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of a private Investment Fund.

Prior to the Fund investing in any Investment Fund, the Investment Adviser will conduct a due diligence review of the valuation methodologies utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Adviser reasonably believe to be consistent, in all material respects, with those used by the Fund in valuing its own investments. Although the Valuation Procedures provide that the Investment Adviser will review the valuations provided by the Underlying Managers to the Investment Funds, none of the Board or the Investment Adviser will be able to confirm independently the accuracy of valuations provided by such Underlying Managers, which may be unaudited.

The Fund’s Valuation Procedures require the Valuation Designee to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Valuation Designee will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Manager does not represent the fair value of the Fund’s interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, the Investment Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The Valuation Procedures provide that, where deemed appropriate by the Advisers and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Valuation Designee will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

3. Fair value measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 1. The following table presents information about the Fund’s assets measured at fair value as of September 30, 2023:

				Investments
				Measured
				at Net Asset
	Level 1	Level 2	Level 3	Value(1)	Total
Assets (at fair value)
Investments in securities	$—	$—	$—	$—	$—
Investments in private investment funds	—	—	3,590,602	91,233,583	94,824,185
Investments in private operating companies	—	—	2,419,957	—	2,419,957
Investments in loans	—	—	2,845,891	—	2,845,891
Total	$—	$—	$8,856,450	$91,233,583	$100,090,033

(1)	These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.